Exhibit 10.1

TITAN MACHINERY INC.
2014 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)“Administrator” shall mean the Board, or one or more Committees appointed by the Board, as the case may be.

(b)“Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)“Award” shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)
Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)
There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)
There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(d)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)
Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Internal Revenue Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(f)“Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(f), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, as amended. Further, to the extent necessary for compliance with the limitations set forth in Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(g)The “Company” shall mean Titan Machinery Inc., a Delaware corporation.

(h)“Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Stock.

(i)“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(j)The “Internal Revenue Code” or “Code” is the Internal Revenue Code of 1986, as amended from time to time.

(k)“Nonqualified Stock Option” shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(l)“Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(m)“Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(n)The “Participant” means (i) a key employee or officer of the Company or any Affiliate to whom an Incentive Stock Option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Nonqualified Stock Option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

(o)“Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

(p)“Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) Net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization) EBITDA (earnings before interest, taxes, depreciation, and amortization), EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) and earnings per share); (ii) Stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples); (iii) Cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility); (iv) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (v) Operating measures (including operating income, cash from operations, after-tax operating income, sales volumes, same store sales, production volumes, credit portfolio delinquency rate, credit portfolio net charge-off rate, inventory, gross margins and production efficiency); (vi) Expense measures (including but not limited to overhead cost and general and administrative expense); (vii) Asset measures (including but not limited to a specified target, or target growth in sales, stores or credit portfolio, market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital); (viii) Relative performance measures (including but not limited to relative performance to a comparison group or index designated by the Committee and market share); or (ix) Corporate values measures (including but not limited to ethics, customer satisfaction, legal, enterprise risk management, regulatory, and safety), in all cases including, if selected by the Administrator, threshold, target and maximum levels.

(q)“Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(r)“Performance Share” shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(s)“Performance Unit” shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(t)The “Plan” means the Titan Machinery Inc. 2014 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(u)“Prior Plan(s)” shall mean the Titan Machinery Inc. 2005 Equity Incentive Plan.

(v)“Restricted Stock Award” or “Restricted Stock Unit Award” shall mean any grant of restricted shares of Stock or the grant of any restricted stock units pursuant to Section 11 hereof.

(w)“Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(x)“Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 15).

(y)“Stock Appreciation Right” shall mean a grant pursuant to Section 13 hereof.

(z)A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of such corporation’s outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, or any successor provision, pursuant to Section 9 of this Plan; through the granting of “Nonqualified Stock Options” pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Awards may be granted prior to the date this Plan is approved by the stockholders of the Company; provided, however, that any Incentive Stock Options granted after adoption of the Plan by the Board of Directors shall be treated as Nonqualified Stock Options if stockholder approval is not obtained within such twelve-month period.

SECTION 3.
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the stockholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

The Plan shall be administered by the Board or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor is a natural person, renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator shall, from time to time, at its discretion and without approval of the stockholders, designate those employees of the Company or any Affiliate to whom Awards, including Incentive Stock Options, shall be granted under this Plan. The Administrator may grant additional Awards, including Incentive Stock Options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

The Stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Stock. Subject to Section 14 of this Plan, the maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is One Million Six Hundred Fifty Thousand (1,650,000); provided, however, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.

Notwithstanding anything in the Plan to the contrary, for any Awards granted under the Plan that are intended to qualify as “performance-based compensation” under Code Section 162(m), the following limits will apply:

(a)    In no event shall a Participant be granted Options or Stock Appreciation Rights during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 15; provided, however, that a share of Stock subject to a Stock Appreciation Right that is granted in tandem with an Option shall count as one share against this limitation.

(b)    In no event shall a Participant be granted Restricted Stock Awards or, to the extent payable in or measured by the value of shares of Stock, Restricted Stock Unit Awards during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 15.

(c)    To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 15.

SECTION 7.
DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8.
PAYMENT

Participants may pay for shares upon exercise of Options granted pursuant to this Plan (i) in cash, or with a personal check or certified check, (ii) by the transfer from the Participant to the Company of previously acquired shares of Stock, (iii) through the withholding of shares of Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise, or (v) by a combination thereof. Any stock tendered as part of such payment shall be valued at such stock’s then-current Fair Market Value, or such other form of payment as may be authorized by the Administrator. In the event the Optionee elects to pay the exercise price in whole or in part with previously acquired shares of Stock or through a net share settlement, the Fair Market Value of the shares of Stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Stock” means shares of the Company’s Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time, if any, as may be required by generally accepted accounting principles.

With respect to payment in the form of Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option granted pursuant to this Section 9 shall be evidenced by a written Incentive Stock Option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)    Term and Exercisability of Incentive Stock Option. The term during which any Incentive Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Option Agreement shall state when the Incentive Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an Incentive Stock Option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)    Nontransferability. No Incentive Stock Option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the Incentive Stock Option may be exercised only by the Participant. If the Participant shall attempt any transfer of any Incentive Stock Option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the Incentive Stock Option, to the extent not fully exercised, shall terminate.

(d)    No Rights as Stockholder. A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan), as evidenced in either certificated or book entry form.

(e)    Withholding. The Company or any Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Stock or by electing to have the Company withhold shares of Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(f)    Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “Incentive Stock Option” plans of the Company or any Affiliate, including the Prior Plans, shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(f), such acceleration shall be of full force and effect but the number of shares of Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(f) shall be applied to all outstanding Incentive Stock Options (under the Plan and any other “Incentive Stock Option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(g)    Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “Incentive Stock Option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option granted pursuant to this Section 10 shall be evidenced by a written Nonqualified Stock Option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Stock on the date the Administrator grants the Option.

(b)    Term and Exercisability of Nonqualified Stock Option. The term during which any Nonqualified Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the Nonqualified Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a Nonqualified Stock Option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)    Transferability. A Nonqualified Stock Option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(d)    No Rights as Stockholder. A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of stock as evidenced by a stock certificate or as reflected in book entry form. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan)., as evidenced in either certificated or book entry form.

(e)    Withholding. The Company or any Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Stock or by electing to have the Company withhold shares of Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(f)    Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement,” as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

(b)    Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

(c)	Issuance of Shares; Rights as Stockholder.

(i)    With respect to a Restricted Stock Award, the Company shall cause to be issued shares in the Participant’s name as evidenced by a stock certificate or as reflected in book entry form, provided, that the Company shall place a legend or restriction on such shares describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

(ii)    With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued Stock in the Participant’s name and shall deliver such Stock to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a stockholder with respect to such shares.

(d)    Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Stock, including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock or restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(e)    Nontransferability. No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

(f)    Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)    Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)    Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

(i)    the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)     one or more Performance Objectives established by the Administrator;

(iii)    the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)    the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)    the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c)    Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(d)    Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e)    No Rights as Stockholder. A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date of the issuance of stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan).

(f)    Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the “Stock Appreciation Right Agreement”). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

(a)    Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)    Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)    Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Stock or by electing to have the Company withhold shares of Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(d)    Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

(e)    No Rights as Stockholder. A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of stock evidencing such shares, as evidenced by a stock certificate or as reflected in book entry form. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan), as evidenced in either certificated or book entry form.

(f)    Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14
PERFORMANCE-BASED COMPENSATION

(a)    Performance Objectives. The Committee may specify that an Award or a portion of an Award is intended to satisfy the requirements for “performance-based compensation” of Code Section 162(m); provided that, notwithstanding anything in this Plan to the contrary, the performance criteria for such Award or portion of an Award (either, a “Section 162(m) Award”) shall be a measure based on one or more Performance Objectives selected by the Committee and established on or before the time required to qualify such Performance Objective as a “preestablished goal” under Code Section 162(m) and the regulations issued thereunder. The Committee shall certify the extent to which, if any, Performance Objective has been satisfied, and the amount payable as a result thereof, prior to the payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m). In determining the amounts earned by a Participant pursuant to a Section 162(m) Award, the Committee, in its discretion, will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance on a formula or discretionary basis, or any combination thereof.

Notwithstanding anything in this Plan to the contrary, if the vesting, settlement or payment of any Award intended to be a Section 162(m) Award is accelerated by reason of the Participant’s termination of employment for any reason other than death, disability or a Change of Control, such Award will not be deemed to be “performance-based compensation” for purposes of Code Section 162(m) to the extent prohibited by Code Section 162(m), or the regulations, notices and other guidance of general applicability issued thereunder.

(b)    Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20-Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company's annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards that the

Administrator has designated to comply with Code Section 162(m), they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c)    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

(d)    Administrator Discretion. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as “performance-based compensation” for purposes of Code Section 162(m), the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 14.

SECTION 15.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

In the event of an increase or decrease in the number of shares of Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:

(a)    the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

(b)    the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

(c)    that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Change of Control, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(c);

(d)    that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Change of Control, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(d);

(e)    the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such Change of Control and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control; and

(f)    the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Change of Control and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control.

(g)    the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Change of Control.

The Board may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.
INVESTMENT PURPOSE

No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

(a)    In the event the Company advises Participant that it plans an underwritten public offering of its Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)    In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

(c)    In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall not be liable for the failure to issue and sell Stock upon the exercise, vesting, or lapse of risk of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 17.
NONTRANSFERABILITY

(a)    In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)    Nonqualified Stock Options. Notwithstanding anything in this Section 17 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Securities Exchange Act of 1934, as amended, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer, including, without limitation, the terms and conditions of each Option Agreement.

(c)    Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

(d)    Hedging and Pledging. Participants may not enter into hedging or monetization contracts or enter into pledge arrangements with respect to any Award or any Stock to be granted pursuant to an Award.

SECTION 18.
NO AUTHORITY TO REPRICE

Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

SECTION 19.
AMENDMENT TO THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 15 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422. Notwithstanding anything in the Plan to the contrary, the Board may amend this Plan to the extent necessary or desirable to comply with the requirements of Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

To the extent applicable, the Plan and all Awards shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Award agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 20.
RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS
(a)    No Obligation to Exercise. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.

(b)    No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any Affiliate by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or any Affiliate and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Stock or payments from the Company or any Affiliate under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or any Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or any Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 21.
MISCELLANEOUS

(a)Issuance of Shares.     The Company is not required to issue or remove restrictions on shares of Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)Choice of Law. The law of the state of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(c)Severability. In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)No Duty to Notify. Neither the Company nor any affiliate shall have any duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, neither the Company nor any affiliate has any duty or obligation to minimize the tax consequences of an Award to the Participant.